SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 4, 2000


                 World Wrestling Federation Entertainment, Inc.

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             (Exact name of registrant as specified in its charter)


     Delaware                        000-27639                     04-2693383
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(State or other jurisdiction       (Commission               (IRS Employer
of incorporation)                  File Number)              Identification No.)


                    1241 East Main Street, Stamford, CT 06902

           ----------------------------------------------- ----------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (203) 352-8600

Item 5.   Other Events.

          Effective May 4, 2000, WWFE purchased the WWF New York Times Square Entertainment Complex (the "Comples") from an affiliated party of its licensee, 905 Parkview Group (the "Sub-Lincensee"). The purchase price was $23.6 million. The Complex, which opened in December 1999, contains a sound stage for TV production and live entertainment events, a merchandise store and a restaurant. WWFE acquired the Complex in order to fully integrate the activities of this location with all of its other intellectual properties.

          WWFE has modified its license agreement with the Licensee limiting the number of restaurants it may develop to six locations.

          WWFE issued a press release with respect to this event, which is filed as an exhibit to this Form 8-K.

Item 7.   Financial Statements and Exhibits.

          (c) Exhibits

           99.1  Press Release dated May 4, 2000 issued by WWFE


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WORLD WRESTLING FEDERATION
                                     ENTERTAINMENT, INC.



                                     By:   /s/ August J. Liguori
                                           -------------------------------------
                                           August J. Liguori
                                           Executive Vice President and
                                           Chief Financial Officer

Dated:  May 12, 2000




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                                  EXHIBIT INDEX

                                  -------------


         99.1              Press Release dated May 4, 2000 issued by WWFE










                               Page 4 of 5 pages.

                                                                    EXHIBIT 99.1
                                                                    ------------


                                     [LOGO]

                 WORLD WRESTLING FEDERATION ENTERTAINMENT, INC.
--------------------------------------------------------------------------------

                    WWFE ACQUIRES WWF NEW YORK TIMES SQUARE
                              ENTERTAINMENT COMPLEX

STAMFORD, CT, MAY 4, 2000 - World Wrestling Federation Entertainment, Inc. (NMS:
WWFE) has purchased the WWF New York Times Square Entertainment Complex from its licensee, 905 Parkview Group, for approximately $23.6 million.

"We want WWF New York to be a showcase for all our brands, including the WWF, XFL and WWF Racing," said Linda McMahon, WWFE President and CEO. "By taking control at this time, we believe we can unlock the potential of this facility. We want to make WWF New York as synonymous with fun entertainment as our other brands."

The complex features a soundstage for TV production and live entertainment that was previously designed and installed by WWFE independent of the licensee's investment. The complex also contains a merchandise store and a restaurant. In the first year of operations, the facility is expected to generate approximately $20 million to $25 million in revenues with $4 million to $6 million in EBITDA (earnings before interest, taxes, depreciation and amortization).

Kenton Jenkins has been hired as Vice President and General Manager of WWF New York to manage the facility's day-to-day operations. Jenkins most recently was General Manager of the ESPN Zone in Times Square, where he was responsible for opening and leading the 42,000 square foot property for Disney Regional Entertainment.

                                    - END -

CONTACTS: Jayson Bernstein, World Wrestling Federation Entertainment, Inc., at 203-352-8600. INVESTOR CONTACT: Gary Fishman x110 or Karen Sager x131 at 212-889-1727.

FORWARD-LOOKING STATEMENTS: This news release contains forward-looking statements, which are subject to various risks and uncertainties. These risks and uncertainties include the conditions of the markets for live, broadcast television, cable television, pay-per-view, and Internet entertainment; and licensed merchandise; acceptance of the Company's media and merchandise within those markets; and other risks and factors identified in the Company's Prospectus dated October 18, 1999 and filed with the Securities and Exchange Commission. Actual results could differ materially from those currently anticipated.


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